EXHIBIT 10.2
FIRST AMENDMENT TO EMPLOYMENT LETTER
     THIS FIRST AMENDMENT TO EMPLOYMENT LETTER (the “Amendment”) is made effective as of the 15th day of February, 2008, by and between Bell Industries, Inc., a California Corporation (“Bell”), and Kevin J. Thimjon (the “Executive”).
W I T N E S S E T H :
     WHEREAS, the Executive and Bell entered into an employment letter effective as January 5, 2007 (the “Employment Letter”);
     WHEREAS, Bell and the Executive desire to modify the terms of the Executive’s employment under the Employment Letter.
     NOW THEREFORE, the parties hereby covenant and agree as follows:
1.	Effective Date. This Amendment shall become effective on the date hereof.

2.	Position. The section of the Employment Letter titled “Position” is hereby amended and restated as follows:
     “Position: President and Chief Financial Officer”
3.	Base Annual Salary. The section of the Employment Letter titled “Base Annual Salary” is hereby amended and restated as follows:
     “Base Annual Salary: $275,000, subject to applicable withholdings. Bell issues paychecks bi-weekly.”
     IN WITNESS WHEREOF, this Amendment to Employment Letter is executed as of the day and year first written above.
Executive

/s/ Kevin J. Thimjon

Kevin J. Thimjon

Bell Industries, Inc.

By:	/s/ Clinton J. Coleman

Name: Clinton J. Coleman Title: Chief Executive Officer